Exhibit 10.1 SUBSCRIPTION AGREEMENT This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on January 21, 2026, by and between LanzaTech Global, Inc., a Delaware corporation (the “Company”), and the undersigned subscriber (“Subscriber” and, together with Company, the “Parties”, and each a “Party”). WHEREAS, Subscriber desires to subscribe for and purchase from the Company on the Closing Date (as defined below) that number of shares of the Company’s common stock, par value $0.0000001 per share (the “Common Stock”), set forth on the signature page hereto (the “Subscribed Shares”), for an aggregate purchase price, inclusive of the Early Funding Bonus Shares (as defined below), of $[] (the aggregate purchase price for all Subscribed Shares and the Early Funding Bonus Shares being referred to herein as the “Purchase Price”), and the Company desires to issue and sell to Subscriber the Subscribed Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company; WHEREAS, in consideration for funding the Purchase Price on or prior to January 21, 2026 (the “Early Funding Date”), the Company shall issue to Subscriber a number of Early Funding Bonus Shares (together with the Subscribed Shares, the “Shares”) on the Closing Date (as defined below), subject to the terms and satisfaction of the conditions hereof; WHEREAS, the Company is entering into subscription agreements (the “Other Subscription Agreements” and together with this Subscription Agreement, the “Subscription Agreements”) with certain other investors that have agreed to purchase shares of Common Stock on or prior to the Early Funding Date (the “Other Subscribers” and together with Subscriber, the “Subscribers”) on the same economic terms as Subscriber (collectively, the “Other Subscribed Shares”), and in consideration for funding the purchase price on or prior to the Early Funding Date, the Company shall issue to the Other Subscribers a number of additional shares of Common Stock (collectively, “Other Early Funding Bonus Shares”) on the Closing Date, subject to the terms and satisfaction of the conditions set forth in the Other Subscription Agreements; NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows: Section 1. (a) Subscription. Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Subscribed Shares (such subscription and issuance, the “Subscription” and, together with the Early Funding Bonus Shares Issuance (as defined below) and the issuance of the Other Subscribed Shares and Other Early Funding Bonus Shares pursuant to the Other Subscription Agreements, the “Transactions”). (b) Early Funding Bonus Shares Issuance. The Company hereby agrees to issue to Subscriber, and Subscriber will be entitled to receive from the Company on the Closing Date, a number of shares of Common Stock (the “Early Funding Bonus Shares” and, together with the Subscribed Shares, the “Shares”) equal to (I) the Purchase Price divided by (II) 1,000 multiplied by (III) 25.5484 (such issuance, the “Early Funding Bonus Shares Issuance”). For the avoidance of doubt, it is intended that the issuance and receipt of Early Funding Bonus Shares shall be treated for U.S. federal and state income tax purposes as issued and received in exchange for an allocable portion of the Purchase Price paid by the Subscriber receiving such Early Funding Bonus Shares. Section 2.

2 (a) Closing. (i) Subject to the satisfaction (or waiver) of the conditions set forth in Section 3(a), the consummation of the Subscription contemplated hereby (the “Closing”) shall occur not later than the second Business Day following the execution and delivery of this Subscription Agreement by the Company and Subscriber, or such other date as mutually agreed upon in writing (email being sufficient) by the Company and Subscriber (the “Closing Date”); provided, however, that the Closing Date shall be no later than January 21, 2026. (ii) On the Closing Date, promptly after receiving the Purchase Price, the Company shall deliver, or cause to be delivered, to Subscriber the Subscribed Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement or applicable securities laws), in the name of Subscriber. Promptly following the Closing Date, and in any event no later than five Business Days following the Closing Date, the Company shall deliver, or cause to be delivered, to Subscriber a copy of the records of the Company showing Subscriber as the record holder of the Subscribed Shares on and as of the Closing Date. (b) Early Funding Bonus Shares Issuance. (i) Subject to the satisfaction (or waiver) of the conditions set forth in Section 3(b), the Early Funding Bonus Shares will be issued to Subscriber on the Closing Date. (ii) On the Closing Date, the Company shall deliver, or cause to be delivered, to Subscriber the Early Funding Bonus Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement or applicable securities laws), in the name of Subscriber. Promptly following the Closing Date, and in any event no later than five Business Days following the Closing Date, the Company shall deliver, or cause to be delivered, to Subscriber a copy of the records of the Company showing Subscriber as the record holder of the Early Funding Bonus Shares on and as of the Closing Date. Section 3. (a) Closing Conditions. (i) The Closing shall be subject to the satisfaction, or valid waiver in writing by each of the Parties, of the condition that, on the Closing Date, no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition. (ii) The obligation of the Company to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by the Company of the additional conditions that, on the Closing Date:

3 (A) all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by Subscriber of each of the representations, warranties and agreements of Subscriber contained in this Subscription Agreement as of the Closing Date, or as of such earlier date, as applicable; (B) Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing; (C) the Company shall have received the prior affirmative vote or written consent of LanzaTech Global SPV, LLC, a Wyoming limited liability company (the “Preferred Stockholder”), and all other necessary consents and approvals, to consummate the Transactions on the terms set forth in the Subscription Agreements; and (D) the Company shall have received executed Subscription Agreements providing for funding at the Early Funding Date of gross proceeds of at least $20 million. (iii) The obligation of Subscriber to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by Subscriber of the additional conditions that, on the Closing Date: (A) all representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by the Company of each of the representations, warranties and agreements of the Company contained in this Subscription Agreement as of the Closing Date, or as of such earlier date, as applicable;

4 (B) the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and (C) the Company shall have received executed Subscription Agreements providing for funding at the Early Funding Date of gross proceeds of at least $20 million; and (D) the Company shall have filed with the Office of the Secretary of State of the State of Delaware the Second Amended and Restated Certificate of Designation of Series A Convertible Senior Preferred Stock of the Company, substantially in the form of Annex B attached hereto, and such filing shall be effective. (iv) At least one Business Day prior to the Closing Date, (A) the Company shall deliver to Subscriber wire instructions for the payment of the Purchase Price and a completed and signed Internal Revenue Service Form W-9 or applicable Form W-8 of the Company, as applicable (the “Closing Notice”), and (B) the Subscriber shall deliver to the Company a completed and signed Internal Revenue Service Form W-9 or applicable Form W-8 of Subscriber, as applicable. At the Closing, Subscriber shall deliver the Purchase Price for the Subscribed Shares by wire transfer of U.S. dollars in immediately available funds to the account specified by the Company in the Closing Notice. (b) Early Funding Bonus Shares Conditions. The obligation of the Company to issue to Subscriber the Early Funding Bonus Shares shall be subject to (i) the satisfaction, or valid waiver in writing by each of the Parties, of all of the conditions set forth in Section 3(a), and (ii) the condition that this Subscription Agreement was entered into, and the Closing shall have occurred, on or prior to the Early Funding Date. Section 4. Company Representations and Warranties. Except as disclosed in any form, document or report publicly filed with or furnished to the Commission by the Company on or after January 1, 2022 and not less than two Business Days prior to the date of this Subscription Agreement (excluding any disclosures contained under the heading “Risk Factors” or any disclosure included in any “forward- looking statements” disclaimer or any other general statement regarding risks or uncertainties that are similarly cautionary, predictive or forward-looking in nature), the Company represents and warrants to Subscriber, as of the date hereof and as of the Closing Date, that: (a) The Company and each of its Subsidiaries: (i) is a Person duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (ii) has all corporate power and authority to (A) own its assets and carry on its business as currently conducted and (B) execute, deliver and perform its obligations under this Subscription Agreement; (iii) is duly qualified and in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification; (iv) is in compliance with all Applicable Laws, writs, injunctions and orders; and (v) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clauses (iv) or (v), to the extent that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

5 (b) The execution, delivery and performance by the Company of this Subscription Agreement, and the issuance and sale of the Shares pursuant to this Subscription Agreement have been duly authorized by all necessary corporate or other organizational action on the part of the Company. None of the execution, delivery or performance by the Company of this Subscription Agreement, nor the consummation of the transactions contemplated herein, will contravene the terms of any of its Organizational Documents. (c) No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Subscription Agreement, except: (i) such as have been obtained or made and are in full force and effect; and (ii) consents, approvals, registrations, filings, permits or actions the failure to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (d) This Subscription Agreement has been validly executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by Subscriber, this Subscription Agreement constitutes a legal, valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by law and by general principles of equity and principles of good faith and fair dealing. (e) Immediately prior to the issuance of the Subscribed Shares, the authorized capital stock of the Company consists of (i) 25,800,000 shares of Common Stock, with a par value of $0.0000001 per share, and (ii) 20,000,000 shares of preferred stock, with a par value of $0.0001 per share (“Preferred Stock”). Immediately prior to the issuance of the Subscribed Shares and the Other Subscribed Shares, (A) 2,320,511 shares of Common Stock and (B) 20,000,000 shares of Preferred Stock are issued and outstanding. (f) The Shares, when issued and delivered and paid for in compliance with the provisions of this Subscription Agreement, will be validly issued, fully paid and non-assessable and free of restrictions on transfer except for restrictions on transfer arising under (i) applicable securities Laws and (ii) as provided herein. (g) Neither the Company nor any Person acting on its behalf has taken any action (including any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Shares to be issued pursuant to this Subscription Agreement under the Securities Act) which would reasonably be expected to subject the offering, issuance or sale of the Shares to Subscriber pursuant to this Subscription Agreement to the registration requirements of the Securities Act. (h) The offer, issuance, sale and delivery of the Shares pursuant to this Subscription Agreement are, assuming the accuracy of the representations and warranties of Subscriber set forth in Section 5, in compliance with, and exempt from the registration requirements of, the Securities Act and all other applicable securities Laws. (i) The consolidated financial statements (including all related notes and schedules) of the Company included or incorporated by reference in the Company’s registration statements, prospectuses, proxy statements, schedules, forms, documents and reports (including exhibits) required to be filed or furnished (as applicable) by it under the Securities Act or the Exchange Act, as the case may be, from January 1, 2022 through the date hereof, present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its Subsidiaries on a consolidated basis as of such dates and for such periods in accordance with GAAP, (i) except as otherwise expressly noted therein, and (ii) subject, in the case of quarterly financial statements, to the absence of footnotes and normal year-end adjustments. Since December 31, 2024, there have been no events, developments or circumstances that

6 have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (j) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened in writing against or affecting the Company or any of its Subsidiaries which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (k) The Company and each of its Subsidiaries is in compliance with all Applicable Laws that are applicable to it or its property, except, in each case where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries or any of the respective directors or officers or, to the knowledge of the Company, agents (solely to the extent acting in its capacity as an agent for the Company or any of its Subsidiaries) or employees of the Company or its Subsidiaries is the subject or target of any Sanctions (as defined below); and the Company has not used and will not use, directly or, to its knowledge, indirectly, any part of the proceeds of the sale of the Shares or otherwise made or will make available such proceeds to any Person to finance the activities of any Person that is the subject or target of any Sanctions. (l) The Company is not, and immediately after receipt of payment for the Shares and consummation of the Transactions, will not be an “investment company” as defined in, or as required to be registered under, the Investment Company Act of 1940. (m) The Company and each of its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it that are due and payable (including in its capacity as a withholding agent), except (a) Taxes (or any requirement to file Tax returns with respect thereto) that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP, or (b) to the extent that the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. (n) Except for the express written representations and warranties made by the Company in this Section 4 and in any instrument or document delivered pursuant to this Subscription Agreement, neither the Company nor any other Person makes or has made any express or implied representation or warranty regarding the Company or any of its affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives in connection with this Subscription Agreement or the transactions contemplated by this Subscription Agreement, and the Company expressly disclaims any other representations or warranties and neither the Subscriber nor any of its affiliates or its or their respective Representatives has relied on and none are relying on any representations or warranties regarding the Company or any of its affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives in connection with this Subscription Agreement or the transactions contemplated by this Subscription Agreement, other than the express written representations and warranties expressly set forth in this Section 4 and in any instrument or document delivered pursuant to this Subscription Agreement. (o) None of the information disclosed in any form, document or report publicly filed with or furnished to the Commission by the Company on or after January 1, 2022 and not less than two Business Days prior to the date of this Subscription Agreement (excluding any disclosures contained under the heading “Risk Factors” or any disclosure included in any “forward-looking statements” disclaimer or any other general statement regarding risks or uncertainties that are similarly cautionary, predictive or forward- looking in nature) contained any material misstatement of fact or omitted to state any material fact necessary

7 to make such information, in the light of the circumstances under which they were made, not materially misleading. Section 5. Subscriber Representations and Warranties. Subscriber represents and warrants to the Company, as of the date hereof and as of the Closing Date, that: (a) Subscriber (i) is duly organized or incorporated and validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation; and (ii) has all corporate or other organizational power and authority to execute, deliver and perform its obligations under this Subscription Agreement. All material consents, approvals, authorizations and orders required on the part of Subscriber for the execution and delivery by Subscriber of this Subscription Agreement, the consummation of this Subscription Agreement by Subscriber, and the transactions contemplated herein have been obtained and are in full force and effect. (b) Subscriber is an “accredited investor” as defined under Rule 501(a) of Regulation D promulgated under the Securities Act satisfying the applicable requirements set forth on Annex A hereto. (c) Subscriber has the power, capacity and authority, and the legal right, to make, deliver and perform this Subscription Agreement. Assuming the due execution and delivery of this Agreement by the Company, this Subscription Agreement constitutes a legal, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). (d) Subscriber is acquiring the Shares for its own account, for investment purposes only and not with a view to any distribution thereof that would not otherwise comply with the Securities Act (and has provided the Company with the requested information on Annex A hereto). (e) Subscriber understands that (i) the Shares have not been registered under the Securities Act and the Shares are being issued by the Company in transactions exempt from the registration requirements of the Securities Act, and (ii) all or any part of the Shares may not be offered or sold except pursuant to effective registration statements under the Securities Act or pursuant to applicable exemptions from registration under the Securities Act and in compliance with applicable state Laws. (f) Subscriber understands that the exemption from registration afforded by Rule 144 promulgated under the Securities Act (“Rule 144”) (the provisions of which are known to the Subscriber) depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. (g) Subscriber did not employ any broker or finder in connection with the transactions contemplated in this Subscription Agreement and no fees or commissions are payable to the Subscriber, except as otherwise expressly provided for in this Subscription Agreement. (h) No portion of the funds or assets that will be used by Subscriber to pay the Purchase Price or to acquire or hold the Shares, constitute or will constitute the assets of any (i) employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) plan described in and subject to Section 4975 of the Code (each such employee benefit plan and plan described in clauses (i) and (ii) referred to herein as an “ERISA Plan”), (iii) plan, account or other arrangement subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA or

8 Section 4975 of the Code that could cause the underlying assets of the Company to be treated as assets of such plan, account or arrangement (a “Similar Law Plan”) or (iv) entity whose underlying assets are deemed to include “plan assets” of any such ERISA Plan or Similar Law Plan pursuant to Section 3(42) of ERISA and any regulations that may be promulgated thereunder or otherwise. (i) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Authority or third party is necessary or required by or with respect to Subscriber for the execution of this Subscription Agreement by Subscriber or the consummation by the Subscriber of the transactions contemplated herein. (j) None of the execution, delivery or performance by Subscriber of this Subscription Agreement nor the consummation by Subscriber of the transactions contemplated herein will conflict with, violate or constitute a breach of or a default under (i) Subscriber’s or any of its Subsidiaries’ Organizational Documents, (ii) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; or (iii) any Applicable Law binding upon Subscriber or any of its Subsidiaries, except in the case of clauses (ii) and (iii) as would not, individually or in the aggregate, reasonably be expected to enjoin, prevent or delay the consummation by Subscriber of the transactions contemplated herein. (k) Subscriber is in compliance with all Applicable Laws, writs, injunctions and orders, except to the extent that failure to do so would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Subscriber’s ability to perform its obligation hereunder. (l) Subscriber has substantial investment experience so that Subscriber has the capacity to protect its own interests and is fully capable of evaluating the merits and risks of its purchase of the Shares. Subscriber acknowledges that it has made its own decision to purchase the Shares without reliance on any representation or warranty of the Company or any third party (other than with respect to the representations and warranties expressly set forth in Section 4). Subscriber further acknowledges that neither the Company nor any other party has any responsibility with respect to any statements, representations or warranties that have been made or may be made in connection with the transactions contemplated by this Subscription Agreement regarding the Company, or the value of the Shares and that neither the Company nor any other party has made any representation, warranty or covenant, express or implied, to Subscriber in connection with the transactions contemplated herein (other than with respect to the representations and warranties expressly set forth in Section 4). Specifically, the Company has not made any representation, warranty or covenant, express or implied, with respect to the Company’s business, financial condition, prospects, or value, or the value of the Shares. Subscriber represents that it has had a full, fair and complete opportunity to value the Shares. Subscriber acknowledges that there is a limited trading market for the Common Stock and that the Purchase Price may not be indicative of the actual fair market value of the Shares. Subscriber further acknowledges that the value of the Shares may increase or decrease substantially over time. In full understanding of the possibility that, at the present time or in the future, the Shares could be worth substantially more or less than the Purchase Price, Subscriber has voluntarily entered into this Subscription Agreement and determined to purchase the Shares. (m) Subscriber has (i) had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Subscriber considers important in making the decision to acquire the Shares and (ii) had an opportunity to ask questions of and receive answers from the Company regarding the Company, its present and prospective business, assets, liabilities and financial condition and the terms and conditions of the Subscription. Subscriber acknowledges that the Company may be in possession of material, non-public information not known to the Subscriber (the “Excluded Information”). The Excluded Information, if publicly disclosed, could foreseeably affect the

9 value of the Shares, including Excluded Information that may be indicative that the value of such securities is substantially greater or lower than the purchase price being paid for such securities by the Subscriber as set forth herein. Notwithstanding the Company’s possession of the Excluded Information which is not being disclosed to Subscriber, the Subscriber wishes to enter into this Subscription Agreement at this time for its own business purposes. Subscriber understands the disadvantage to which Subscriber may be subject on account of the disparity of the access to, and possession of, the information between the Company and such Subscriber. Subscriber has conducted an independent evaluation of the Company’s business and securities to determine whether to engage in the transactions contemplated by this Subscription Agreement and, notwithstanding the absence of access by Subscriber to the Excluded Information, the Subscriber is desirous of consummating such transactions. Subscriber acknowledges that certain matters comprising the Excluded Information may or may not materialize and Subscriber agrees that the Company shall not be obligated to disclose any Excluded Information or have any liability to the Subscriber with respect to any such non- disclosure. Subscriber understands and agrees that the Company makes no representation or warranty whatsoever with respect to the business, condition (financial or otherwise), properties, prospects, creditworthiness, status or affairs of the Company or with respect to the value of the Shares, in each case other than as expressly set forth in Section 4. (n) Subscriber is entering into this Subscription Agreement freely and understands and expressly accepts and assumes the economic and market risk associated with purchasing the Shares for the Purchase Price. Subscriber acknowledges specifically that a possibility of total loss exists. (o) Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment. (p) Neither Subscriber nor any Person acting on its behalf in connection with this Agreement is (i) the subject or target of any economic or financial sanctions or trade embargoes imposed, administered, or enforced from time to time by the United States, including the U.S. Treasury Department’s Office of Foreign Assets Control and the U.S. Department of State, United Nations, United Kingdom, European Union, or any EU member state (“Sanctions”), including any Person that is (A) named on the List of Specially Designated Nationals and Blocked Persons administered by OFAC or any similar Sanctions- related list administered or enforced by the United States, United Nations, United Kingdom, European Union, or any EU member state, (B) located, organized, or resident in a country, region, or territory which is itself the subject or target of any Sanctions (currently, the Crimea, so-called Donetsk People’s Republic, Kherson, so-called Luhansk People’s Republic, and Zaporizhzhia regions of Ukraine, Cuba, Iran, North Korea, and Syria), or (C) owned or controlled by, or acting on behalf of, any such Person or Persons described in the foregoing (A) or (B); (ii) designated by the U.S. Treasury Department as warranting special measures or as being of primary money laundering concern; or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. (q) No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the purchase and sale of Shares hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the Closing as a result of the purchase and sale of Subscribed Shares or as a result of the issuance of the Early Funding Bonus Shares hereunder. (r) Subscriber will have sufficient funds to pay the Purchase Price pursuant to Section 2 of this Subscription Agreement at the Closing.

10 (s) Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by Subscriber with the Commission with respect to the beneficial ownership of the Company’s outstanding securities prior to the date hereof, if any, Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act). Section 6. Other Agreements of the Parties. (a) (i) The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares other than (A) pursuant to an effective registration statement, (B) pursuant to Rule 144 or (C) to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Section 6(a), as applicable. Subscriber hereby covenants and agrees not to effect any sale or other transfer of the Shares other than (x) pursuant to the plan of distribution contained in a registration statement covering the resale of such Shares, (y) in accordance with the provisions of Rule 144, or (z) in compliance with another exemption from registration under the Securities Act and applicable state securities laws. (ii) Subscriber agrees to the imprinting, so long as is required by this Section 6(a), of a legend on any of the Shares in the following form: THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT UNDER ANY CIRCUMSTANCES BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. (b) The Company shall use its reasonable best efforts to prepare and file a listing of additional shares notification form with The Nasdaq Stock Market (the “Stock Exchange”) in respect of the Shares on the Closing Date and, in any event, no later than five Business Days following the Closing Date. (c) 1 [Board Observer. (i) For so long as Subscriber holds Shares in an amount equal to at least 50% of the Subscribed Shares (as adjusted for any stock dividends, combinations, stock splits, reverse stock splits, recapitalizations or the like), Subscriber shall be entitled to appoint by written notice to the Company one (1) individual to attend, observe and participate in meetings of the Board of Directors of the Company (the “Board”) (each such attendee, a “Board Observer”). No Board Observer shall 1 Applicable for the largest investor.

11 (A) be entitled to attend any executive or closed session of the Board or any committee thereof, (B) be counted for purposes of determining whether a quorum is present at any meeting of the Board or any committee thereof, (C) have the right to vote on any matter brought before the Board or any committee thereof or to participate in any action by unanimous written consent in lieu of a meeting of the Board or any committee thereof (and no vote or consent of a Board Observer shall be required for purposes of determining whether any matter has been approved by the Board or any committee thereof), and (D) be entitled to any other rights or powers of a member of the Board under the bylaws or certificate of incorporation of the Company or under the Delaware General Corporation Law. For the avoidance of doubt, any directors and officers insurance carried by the Company shall not cover any Board Observer. Subscriber shall cause the Board Observer to execute a customary confidentiality agreement in the form reasonably acceptable to the Company and Subscriber. Notwithstanding anything to the contrary herein, the Board Observer shall be the same individual at each meeting of the Board or any committee thereof unless and until the Subscriber notifies the Board in writing that it is replacing such Board Observer with a new individual to serve in such role. Subscriber shall cause the Board Observer to enter into a customary board observer agreement concurrently with such Board Observer’s appointment incorporating the provisions set forth in Annex C attached hereto. (ii) For so long as Subscriber holds Shares in an amount equal to at least 50% of the Subscribed Shares (as adjusted for any stock dividends, combinations, stock splits, reverse stock splits, recapitalizations or the like), the Company shall provide the Board Observer with access to any portal (or equivalent means of dissemination maintained by the Company) through which the Company makes board materials available to members of the Board, unless the Board Observer elects in writing not to receive such access. (iii) Notwithstanding anything to the contrary in this Section 6(c), the chair of the Board, acting reasonably and on the advice of counsel, may determine in good faith to withhold any information, restrict access to the materials or information required to be made available to Subscriber, including the Board Observer and its representative pursuant to this Section 6(c) or exclude any Board Observer from any meeting or portion thereof if the chair of the Board determines in good faith that (A) such individual (x) is employed by, (y) is a member of the board of directors or similar body of, or (z) otherwise provides competing services to a competitor of the Company (for purposes of this subsection (A), neither Subscriber nor any affiliate of Subscriber will be deemed to be a competitor of the Company); (B) it is reasonably necessary to preserve attorney-client privilege or any other legal privilege or to ensure compliance with applicable securities laws or other applicable laws; or (C) such exclusion is necessary to avoid a conflict or disclosure of sensitive information or other similar reasons, as determined in good faith by the chair of the Board; provided, however, that any such exclusion shall only apply to such portion of such material or meeting which would be required to avoid such conflict of interest disclosure of such competitively sensitive information nor other similar reason. For the avoidance of doubt, the Company shall not be required to (x) cleanse or otherwise make public any information disclosed in any meeting or materials provided to the Board (or any committee thereof, as applicable) or (y) consult with a Board Observer with respect to scheduling any meeting.] Section 7. Miscellaneous. (a) Except as otherwise provided in this Subscription Agreement, any notice or other communication required or permitted to be delivered to any Party under this Subscription Agreement will be in writing and delivered by (i) email or (ii) registered mail via a national courier service to the following email address or physical address, as applicable:

12 If to the Company: LanzaTech Global, Inc. 8045 Lamon Avenue, Suite 400 Skokie, IL 60077 Attn: Legal Department Email: *** with a copy (not constituting notice) to: Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 Attn: Marisa Stavenas; Lia Toback Email: ***; *** If to Subscriber, at the address set forth on the signature page hereto under Subscriber’s name. Notice or other communication pursuant to this Section 7(a) will be deemed given or received when delivered, except that any notice or communication received by email transmission on a non-Business Day or on any Business Day after 5:00 p.m. addressee’s local time or overnight delivery on a non-Business Day will be deemed to have been given and received at 9:00 a.m. addressee’s local time on the next Business Day. Each Party may specify a different address by written notice to the other Party. The change of address will be effective upon the other Parties’ receipt of the notice of the change of address. (b) Each Party is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. (c) Each Party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein. (d) Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Shares acquired hereunder but subject to the restrictions contained herein) may be transferred or assigned by Subscriber. Neither this Subscription Agreement nor any rights that may accrue to the Company hereunder may be transferred or assigned by the Company. Notwithstanding the foregoing, Subscriber may assign 100% of its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) or, with the Company’s prior written consent, to another Person; provided, that in the case of any such assignment, from and after the effectiveness of such assignment, the assignee(s) shall be treated for all purposes as the “Subscriber” hereunder, shall have the rights and obligations of the Subscriber as set forth herein, and shall be deemed to have made the representations and warranties of Subscriber provided for herein; and provided, further, that no such assignment shall relieve the assigning Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless the Company has given its prior written consent to such relief. (e) The rights, obligations and agreements of each Party set forth in Section 6 shall survive the Closing until the expiration of the applicable statute of limitations.

13 (f) The Company may request from Subscriber such additional information as the Company may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Shares, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that the Company agrees to keep any such information provided by Subscriber confidential, except (i) as required by the federal securities laws, rules or regulations and (ii) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of the Stock Exchange. Subscriber acknowledges that the Company may file a form of this Subscription Agreement with the Commission as an exhibit to a current or periodic report of the Company or a registration statement of the Company. (g) This Subscription Agreement may not be amended, modified or waived, in whole or in part, except by an instrument in writing, signed by both Parties and consented to by the Preferred Stockholder. (h) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the Parties with respect to the subject matter hereof. (i) Except as otherwise provided herein, this Subscription Agreement is intended for the benefit of the Parties and their respective permitted heirs, executors, administrators, successors, legal representatives, and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person; provided, that, notwithstanding anything else in this Subscription Agreement to the contrary, the Preferred Stockholder is an express third-party beneficiary of Section 7(g) and shall be entitled to rely on and enforce such provision to the same extent as if the Preferred Stockholder were party to this Subscription Agreement. Except as set forth in this Section 7(i) with respect to the Persons specifically referenced therein, this Subscription Agreement shall not confer any rights or remedies upon any Person other than the Parties, and their respective successors and assigns, and the Parties acknowledge that such Persons so referenced are third party beneficiaries of this Subscription Agreement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions. (j) The Parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies would not be an adequate remedy for such damage. It is accordingly agreed that the Parties shall be entitled to equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such Party is entitled at law, in equity, in contract, in tort or otherwise. The Parties acknowledge and agree that the Company shall be entitled to specifically enforce Subscriber’s obligations to fund the Purchase Price and the provisions of the Subscription Agreement, in each case, on the terms and subject to the conditions set forth herein. The Parties further acknowledge and agree: (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (ii) not to assert that a remedy of specific enforcement pursuant to this Section 7(j) is unenforceable, invalid, contrary to Applicable Law or inequitable for any reason; and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. (k) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

14 (l) No failure or delay by either Party in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the Parties, shall operate as a waiver of any such right, power or remedy of such Party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by either Party, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such Party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a Party shall not constitute a waiver of the right of such Party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the Party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Party giving such notice or demand to any other or further action in any circumstances without such notice or demand. (m) This Subscription Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Subscription Agreement or any document to be signed in connection with this Subscription Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and each Party consents to conduct the transactions contemplated hereunder by electronic means. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the Electronic Signatures in Global and National Commerce Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other Applicable Law (e.g., www.docusign.com)) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be legally valid, effective and enforceable for all purposes. (n) This Subscription Agreement and any dispute or claim arising out of, or in connection with, it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each Party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, any other state or federal court located in the State of Delaware, over any suit, action or other proceeding brought by either Party arising out of or relating to this Subscription Agreement, and each Party hereby irrevocably agrees that all claims or disputes with respect to any such suit, action or other proceeding shall be heard and determined in such courts. Each Party hereby consents to service of process in any such proceeding in any manner permitted by the Laws of Delaware, and further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 7(a). Notwithstanding the foregoing in this Section 7(n), each Party may commence any action, claim, cause of action or suit in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above- named courts. (o) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN RESPECT OF ANY ISSUE, ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT, ITS NEGOTIATION OR TERMS, OR THE TRANSACTIONS, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY ACKNOWLEDGES THAT THIS SECTION

15 7(o) CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTY IS RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND ANY OTHER AGREEMENTS RELATING HERETO OR CONTEMPLATED HEREBY. EACH PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7(o) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. (p) This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties hereto. (q) If applicable, the Company shall, by 5:00 p.m., New York City time, by the fourth (4th) Business Day immediately following the date of this Subscription Agreement, issue a press release and/or file with the Commission a Current Report on Form 8-K (the “Disclosure Document”) disclosing all material terms of this Subscription Agreement and the transactions contemplated hereby, and in the case of such Current Report on Form 8-K, including as an exhibit to the Disclosure Document, the form of this Subscription Agreement (without redaction). Notwithstanding anything in this Subscription Agreement to the contrary, Subscriber shall continue to be subject to any confidentiality or similar obligations under any existing agreement, whether written or oral, with the Company or any of its affiliates. Notwithstanding anything in this Subscription Agreement to the contrary, the Company (i) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any press release, without the prior written consent of Subscriber (it being understood that information provided to the transfer agent for the Shares (the “Transfer Agent”) and the Stock Exchange is not deemed to be public disclosure and is expressly permitted) and (ii) shall not publicly disclose the name of the Subscriber or any of its affiliates or advisers, or include the name of the Subscriber or any of its affiliates or advisers in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of the Stock Exchange, in which case of clause (A) or (B), the Company shall provide the Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with the Subscriber regarding such disclosure. Subscriber will promptly provide any information reasonably requested by the Company for any regulatory application or filing made or approval sought in connection with the transactions contemplated herein (including filings with the Commission and information provided to the Transfer Agent and the Stock Exchange). (r) The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Subscription Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against either Party. Unless the context otherwise requires, (i) all references to Sections, Schedules, Annexes or Exhibits are to Sections, Schedules, Annexes or Exhibits contained in or attached to this Subscription Agreement, (ii) each accounting term not otherwise defined in this Subscription Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Subscription Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive. (s) The Company shall be responsible for paying all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment or issuance made

16 under, from the execution, delivery, performance or enforcement of, or otherwise with respect to, this Subscription Agreement. (t) If any change in the Common Stock shall occur between the date hereof and immediately prior to the Closing by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number of Shares issued to Subscriber, and the per share Purchase Price for the Subscribed Shares, shall be appropriately adjusted to reflect such change. (u) The Company acknowledges on its behalf and on behalf of its Subsidiaries that Subscriber and its respective affiliates may be involved in a broad range of transactions and may have economic interests that conflict with those of the Company and its Subsidiaries. Subscriber is and will act under this Subscription Agreement as an independent contractor. Nothing in this Subscription Agreement or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty of Subscriber to the Company, any of its Subsidiaries or any affiliate or equity holder thereof. The transactions contemplated by this Subscription Agreement are arm’s-length commercial transactions between the Subscriber, on the one hand, and the Company on the other hand. In connection with the transactions contemplated hereby and with the process leading to thereto, Subscriber is acting solely as a principal and not as agent or fiduciary of the Company or any of its Subsidiaries or member of management, equity holders or creditors thereof or any other Person. Subscriber has not assumed an advisory or fiduciary responsibility or any other obligation in favor of the Company or any of its Subsidiaries with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether Subscriber or any of its affiliates has advised or is currently advising the Company or any of its affiliates or equity holders on other matters), except for the obligations expressly set forth in this Subscription Agreement. The Company has consulted its own legal, tax, accounting, regulatory and financial advisors to the extent it has deemed appropriate. The Company is responsible for making its own independent judgment with respect to the transactions contemplated hereby and the process leading thereto. Section 8. Definitions. In addition to the terms defined elsewhere in this Subscription Agreement, for all purposes of this Subscription Agreement, the following terms have the meanings set forth in this Section 8: “Applicable Laws” means, with respect to any Person, collectively, the common law and all federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Business Day” means any day that is not a Saturday or Sunday or other day on which the commercial banks in New York City are authorized or required by law to remain closed. “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. “Commission” means the United States Securities and Exchange Commission. “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

17 “GAAP” means generally accepted accounting principles in the United States, applied on a consistent basis throughout the periods indicated. “Governmental Authority” means the government of the U.S., any other nation or any political subdivision thereof, whether state, provincial, county, local, or otherwise, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government in any jurisdiction. “Law” means any applicable U.S. or foreign, federal, state, provincial, municipal or local law (including common law), statute, ordinance, rule, regulation, code, policy, directive, standard, license, treaty, judgment, order, injunction, decree or agency requirement of or undertaking to or agreement with any governmental entity. “Material Adverse Effect” means any change, effect, event, occurrence, development, state of facts or circumstance (each, an “Effect”) that, individually or in the aggregate with all other Effects, has or would reasonably be expected to have a material adverse effect on the business, assets, properties, liabilities, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that none of the following (by itself or when aggregated) will be deemed to constitute a Material Adverse Effect or will be taken into account when determining whether a Material Adverse Effect has occurred or may, would or could occur: (i) changes or developments in domestic, foreign or global markets, including (A) changes or developments in or affecting the regional, domestic or any foreign securities, equity, credit or financial markets, (B) changes or developments in or affecting regional, domestic or any foreign interest or exchange rates and (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any domestic or foreign securities exchange or over-the-counter market, (ii) changes or developments in domestic, foreign or global economic conditions generally, (iii) changes in GAAP or other accounting standards or any official interpretation or enforcement thereof, (iv) changes in legislative conditions or Law or any changes or developments in the official interpretation or enforcement thereof by Governmental Authorities (including tariff policies), (v) changes in regional, domestic, foreign or global political or geopolitical conditions (including the outbreak or escalation of war or hostilities, military actions, acts of terrorism (including cyber-terrorism) or national emergencies), including any worsening of such conditions threatened or existing on the Closing Date, (vi) changes or developments in the business conditions generally affecting the principal industry sector in which the Company or any of its Subsidiaries operate or where their products or services are sold, or (vii) weather conditions or other acts of God (including storms, earthquakes, tornados, floods or other natural disasters) or any outbreak of illness, pandemic or other public health event (except, in any such case, to the extent (but only to the extent) that the related impact has had or would reasonably be expected to have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to companies operating in the principal industry sector in which the Company and its Subsidiaries conduct business). “Organizational Documents” means the articles or certificate of incorporation or formation, certificate of limited partnership, joint venture or partnership agreement, operating or limited liability company agreement, by-laws or other constitutional, governing or organizational document of any Person other than an individual, each as from time to time amended or modified. “Person” means an individual, a corporation, a partnership, a limited liability company, an exempted company, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange Act) or organization, including a governmental entity, and any successors and permitted assigns of such Person.

18 “Representatives” means, with respect to any Person, such Person’s control persons, directors, partners, officers, employees and agents and the legal counsel, accountants, experts and advisors of such Person and such Person’s affiliates. “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder. “Subsidiary” means, with respect to any Person, (a) a corporation or body corporate of which more than 50% of the combined voting power of the outstanding voting shares is owned, directly or indirectly, by such Person or by one of more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries thereof, (b) a partnership of which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership, (c) a limited liability company of which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company, or (d) any other Person (other than a corporation, partnership or limited liability company) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has a majority ownership and power to direct the policies, management and affairs thereof. “Taxes” (and, with correlative meaning, “Tax”) means all present and future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. [Signature pages follow.]

[Signature Page to Subscription Agreement] IN WITNESS WHEREOF, the Company has accepted this Subscription Agreement as of the date first set forth above. LANZATECH GLOBAL, INC. By: _______________________ Name: Jennifer Holmgren Title: Chief Executive Officer

[Signature Page to Subscription Agreement] IN WITNESS WHEREOF, Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below. Name of Subscriber: [SUBSCRIBER NAME] State/Country of Formation or Domicile: [____] By: Name: Title: Name in which Shares are to be registered (if different): Date: Subscriber’s Tax ID Status Subscriber’s Tax ID / EIN: Business Address-Street: Mailing Address-Street (if different): City, State, Country, Zip: City, State, Country, Zip: Attn: Attn: Telephone No.: Telephone No.: Email for notices: Email for notices (if different): Number of Shares of Common Stock subscribed for: Aggregate Purchase Price:

Annex A-1 ANNEX A ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

Annex A-2 ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs): 1. ☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.” 2. ☐ We are not a natural person. This page should be completed by Subscriber and constitutes a part of the Subscription Agreement.

Annex A-3 Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.” ENTITY ☐ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; ☐ Any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; ☐ Any insurance company as defined in section 2(a)(13) of the Securities Act; ☐ Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; ☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; ☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; ☐ Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; ☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940; ☐ Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; ☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in § 230.506(b)(2)(ii); ☐ Any “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

Annex A-4 ☐ Any “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements described above and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) of the above; ☐ Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests or one or more of the “Individual” tests listed below; or ☐ Any entity, of a type not listed under Rule 501(a)(1), (2), (3), (7), or (8) of Regulation D promulgated under the Securities Act, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000. This page should be completed by Subscriber and constitutes a part of the Subscription Agreement.

Annex A-5 INDIVIDUAL ☐ Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; ☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence must not be included as an asset; (b) indebtedness secured by the person’s primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the residence must be included as a liability; or ☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. This page should be completed by Subscriber and constitutes a part of the Subscription Agreement.

Annex B-1 ANNEX B SECOND AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF SERIES A CONVERTIBLE SENIOR PREFERRED STOCK OF THE COMPANY

1 SECOND AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF SERIES A CONVERTIBLE SENIOR PREFERRED STOCK OF LANZATECH GLOBAL, INC. Pursuant to Section 242 of the General Corporation Law of the State of Delaware Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), LanzaTech Global, Inc., a corporation duly organized and validly existing under the DGCL (the “Issuer” or the “Company”), in accordance with the provisions of Section 103 thereof, does hereby submit the following: WHEREAS, the Certificate of Incorporation of the Issuer (as amended, restated, supplemented or otherwise modified from time to time, the “Certificate of Incorporation”) authorizes the issuance of preferred stock, par value $0.0001 per share, of the Issuer in one or more series; and expressly authorizes the Board of Directors of the Issuer, to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series and included in a certificate of designation filed pursuant to the DGCL; WHEREAS, on May 7, 2025, the Company filed a Certificate of Designation (the “Original Certificate of Designation”) for purposes of issuing shares of Preferred Stock, with a par value of $0.0001 per share, designated as a series known as Series A Convertible Senior Preferred Stock, with each such share having the designations, powers, preferences and relative, participating, optional, special and other rights, and the qualifications, limitations and restrictions, as set forth in the Original Certificate of Designation; WHEREAS, on June 2, 2025, the Company filed an Amended and Restated Certificate of Designation (the “First A&R COD”) for purposes of amending the designations, powers, preferences and relative, participating, optional, special and other rights, and the qualifications, limitations and restrictions, applicable to the Series A Preferred Stock, in each case as set forth in the Original Certificate of Designation; WHEREAS, on September 22, 2025, the Company filed a Certificate of Amendment to the First A&R COD for purposes of amending certain of the designations, powers, preferences and relative, participating, optional, special and other rights, and the qualifications, limitations and restrictions, applicable to the Series A Preferred Stock, in each case as set forth in the First A&R COD; and

2 WHEREAS, in accordance with Section 242 of the DGCL, the Board of Directors approved and adopted the following resolution for the purpose of amending and restating the terms of the First A&R COD, as amended, and such resolution was subsequently approved by the holders of a majority of the voting power of the outstanding stock entitled to vote thereon. NOW THEREFORE, BE IT RESOLVED, that, pursuant to the authority expressly vested in the Board and in accordance with the provisions of the Certificate of Incorporation and the DGCL, the First A&R COD, as amended, shall be amended and restated, such that the designations, powers, preferences and relative, participating, optional, special and other rights, and the qualifications, limitations and restrictions of, the Series A Preferred Stock shall be, as follows: Section 1. Designation. A total of 20,000,000 shares of Preferred Stock, with a par value of $0.0001 per share, shall be designated as a series known as Series A Convertible Senior Preferred Stock (the “Series A Preferred Stock”), with each such share having an initial original issue price (“Original Issue Price”) of $2.00 per share, which Series A Preferred Stock will have the respective designations, powers, preferences and relative, participating, optional, special and other rights, and the qualifications, limitations and restrictions set forth in this Certificate of Designation. Section 2. Ranking; Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales. (a) Ranking Generally. The Series A Preferred Stock shall rank senior to the Junior Stock in priority of payment in all respects, including with respect to (i) distribution of assets, (ii) distributions in connection with any Liquidation Event or Deemed Liquidation Event, and (iii) all other redemption rights. (b) Preferential Payments to Holders of Preferred Stock. In the event of, as applicable, (i) any Liquidation Event, the Holders shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, which may include any distribution made pursuant to a plan under chapter 11 of the Bankruptcy Code (or its equivalent), and (ii) any Deemed Liquidation Event, the Holders shall be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event or out of the Available Proceeds, in each case, on a pari passu basis and before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount per share of Series A Preferred Stock equal to the greater of (A) the Liquidation Value as of such date of determination, (B) such amount per share as would have been payable had all shares of such Series A Preferred Stock been converted into Common Stock pursuant to Section 5 immediately prior to such Liquidation Event or Deemed Liquidation Event, and (C) solely with respect to a Liquidation Event, the Minimum Liquidation Value (the amount payable pursuant to this sentence is hereinafter referred to as the “Payment Amount”). If upon any such Liquidation Event or Deemed Liquidation Event, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the Holders the full Payment Amount to which they shall be entitled under this Section 2(b), the Holders shall share ratably in any distribution of the assets available for distribution, on a pari passu basis and in proportion to the respective amounts which would otherwise be payable in respect of the shares of Series A Preferred Stock held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. (c) Effecting a Deemed Liquidation Event. The Company shall not have the power to effect a Deemed Liquidation Event, and shall not effect a Deemed Liquidation Event, unless the definitive agreement or plan with respect to such transaction or the terms of such transaction (any such agreement, plan or terms, the “Transaction Document”) provides that the consideration payable to the stockholders of the Company in such Deemed Liquidation Event shall be allocated to the holders of capital stock of the Company in accordance with this Section 2.

3 (d) Amount Deemed Paid or Distributed. The amount deemed paid or distributed to the holders of capital stock of the Company upon any merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the value of the property, rights or securities to be paid or distributed to such holders pursuant to the Deemed Liquidation Event or the Liquidation Event, as applicable. The value of such property, rights or securities shall be determined in good faith by the Board of Directors, including the approval of the Series A Director (if then-serving). (e) Allocation of Escrow and Contingent Consideration. In the event of a Deemed Liquidation Event or a Liquidation Event, as applicable, if any portion of the consideration payable to the stockholders of the Company is payable only upon satisfaction of contingencies (the “Additional Consideration”), the Transaction Document shall provide that: (i) the portion of such consideration that is not Additional Consideration (such portion, the “Initial Consideration”) shall be allocated among the holders of capital stock of the Company in accordance with Sections 2(b) and 2(c) as if the Initial Consideration were the only consideration payable in connection with such Deemed Liquidation Event or Liquidation Event; and (ii) any Additional Consideration that becomes payable to the stockholders of the Company upon satisfaction of such contingencies shall be allocated among the holders of capital stock of the Company in accordance with Sections 2(b) and 2(c) after taking into account the previous payment of the Initial Consideration as part of the same transaction. For the purposes of this Section 2(e), consideration placed into escrow or retained as a holdback to be available for satisfaction of indemnification or similar obligations in connection with such Deemed Liquidation Event or Liquidation Event shall be deemed to be Additional Consideration. Section 3. Voting. (a) Generally. Except as otherwise required by law and subject to the last sentence of this Section 3(a), on any matter presented to the stockholders of the Company for their action or consideration at any meeting of the stockholders of the Company (or by written consent of stockholders in lieu of a meeting, if so permitted under the Certificate of Incorporation and the Company’s Bylaws), each Holder of outstanding shares of Series A Preferred Stock shall be entitled to cast three votes for each share of Common Stock into which the shares of Series A Preferred Stock held by such Holder are convertible (as provided in Section 5) as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law or by the other provisions of this Certificate of Designation or the Certificate of Incorporation and subject to the last sentence of this Section 3(a), Holders of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class and on an as-converted to Common Stock basis. Notwithstanding anything to the contrary in this Section 3(a), prior to receipt of the Requisite Stockholder Approvals, the voting power of the Series A Preferred Stock shall not exceed, in the aggregate, the Share Conversion Cap or the Charter Cap. (b) Election of the Series A Director. At all times when any shares of Series A Preferred Stock remain outstanding, the holders of record of the shares of the Series A Preferred Stock, exclusively and voting together as a separate class on an as-converted to Common Stock basis, shall be entitled to elect one director of the Company (the “Series A Director”) and to fill any vacancies created by the resignation, removal or death of the Series A Director (and any replacement thereof). For the avoidance of doubt, the Series A Director shall not be included in any of the classes created pursuant to Article V of the Certificate of Incorporation. The Series A Director shall have the right, but not the obligation, to serve on (i) all Subsidiary Boards and (ii) all committees and sub-committees of the Board of Directors or any Subsidiary Board, if any, when any such committees or sub-committees are established by the Board of Directors or the Subsidiary Boards, as applicable. The Series A Director may be removed without cause by, and only by, the affirmative vote of the Majority Holders, exclusively and voting together as a separate class on an as-converted to Common Stock basis.

4 Section 4. Dividends. (a) Generally. Subject to Section 4(c), no dividends (including the Dividend Accruals (as defined in Section 4(b)) shall be declared or paid on the Series A Preferred Stock. No dividend shall be declared or paid, or any other distribution made, on any Junior Stock, except in accordance with Section 8. (b) Dividend Accrual. From and after the Initial Issue Date, preferential cumulative dividends (“Dividend Accruals”) shall accrue on each share of Series A Preferred Stock outstanding on a daily basis in arrears at the Dividend Rate. Dividend Accruals with respect to each Dividend Period shall be the sum of the dividends calculated on a daily basis during such period. The daily dividend shall be calculated as the product of (i) the Liquidation Value of each share of the Series A Preferred Stock outstanding as of the Dividend Accrual Date for such Dividend Period, and (ii) 8% (the “Dividend Rate”) for each day elapsed during such Dividend Period divided by 360. Dividends will accrue quarterly in arrears on each Dividend Accrual Date and, once accrued, shall not be declared or paid but shall instead be added to the Liquidation Value of such share of Series A Preferred Stock as of the applicable Dividend Accrual Date. For the avoidance of doubt, Dividend Accruals will be deemed to have accrued as of the Initial Issue Date notwithstanding the subsequent amendment and restatement of the Original Certificate of Designation. (c) Dividends or Distributions on Common Stock. Holders of Series A Preferred Stock shall fully participate, on an as-converted basis, in any dividends declared and paid or distributions on Common Stock as if the shares of Series A Preferred Stock were converted into shares of Common Stock (as provided in Section 5) as of the record date for such dividend or distribution. Section 5. Optional Conversion. (a) Optional Conversion. At any time between January 22, 2026 and May 31, 2026, at the written election of the Majority Holders, acting on behalf of all Holders (with respect to all shares of Series A Preferred Stock then outstanding), and without the payment of additional consideration by the Holder(s), all, but not less than all, of the outstanding shares of Series A Preferred Stock shall be convertible into that number of fully paid and non-assessable shares of Common Stock, in the aggregate, equal to the Conversion Amount (as defined below), in accordance with the terms and conditions of this Section 5. (b) Mechanics of Conversion. (i) Notice of Conversion. In order for the Majority Holders (on behalf of all Holders) to voluntarily convert all, but not less than all, of the shares of Series A Preferred Stock into shares of Common Stock as set forth in Section 5(a), (A) the Majority Holders shall provide written notice to the Company’s transfer agent at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Company if the Company serves as its own transfer agent) that the Majority Holders elect to convert all, but not less than all, of the then-outstanding shares of Series A Preferred Stock and, if applicable, any event on which such conversion is contingent and (B) if any converting Holder’s shares are certificated, such Holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Company if the Company serves as its own transfer agent). Such notice shall state such Holder’s name and the names of the nominees

5 in which such Holder wishes the shares of Common Stock to be issued. If required by the Company, any certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered Holder or his, her or its attorney duly authorized in writing. The close of business, Eastern Time, on the date of receipt by the transfer agent (or by the Company if the Company serves as its own transfer agent) of such notice and, if applicable, certificates (or lost certificate affidavit and agreement) shall be the time of conversion (the “Conversion Time”), and the shares of Common Stock issuable upon conversion of the specified shares shall be deemed to be outstanding of record as of such date. The Company shall, as soon as practicable after the Conversion Time, issue and deliver to the converting Holder or Holders, or to their nominees, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof and a certificate for the number (if any) of the shares of Series A Preferred Stock represented by the surrendered certificate that were not converted into Common Stock or, if such shares are uncertificated, register such shares in book-entry form. Delivery of the Common Stock upon conversion pursuant to Section 5(a) shall be deemed to fully satisfy and discharge any obligation with respect to accrued Dividend Accruals on such converted shares of Series A Preferred Stock as of the Conversion Time. (ii) Reservation of Shares. The Company shall at all times following receipt of the Requisite Stockholder Approvals and so long as any shares of Series A Preferred Stock remain outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock. If at any time following receipt of the Requisite Stockholder Approvals the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation. (iii) Effect of Conversion. All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except the right of the Holders thereof to receive shares of Common Stock in exchange therefor. (iv) Taxes. The Company shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of Series A Preferred Stock pursuant to this Section 5. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Company the amount

6 of any such tax or has established, to the satisfaction of the Company, that such tax has been paid. Section 6. Mandatory Conversion. (a) Mandatory Conversion Trigger Event. Upon the date that is the earlier to occur of (i) the consummation of an Other Financing occurring on or prior to January 21, 2026 pursuant to which the Company issues and sells shares of Common Stock for an aggregate gross purchase price, payable in cash, of not less than $20,000,000, and (ii) June 1, 2026 (the “Mandatory Conversion Time”), and without the payment of additional consideration by the Holder(s), all, but not less than all, of the outstanding shares of Series A Preferred Stock shall automatically be converted into, in the aggregate, 3,250,322 fully paid and non-assessable shares of Common Stock (such amount, the “Conversion Amount”), in accordance with the terms and conditions of this Section 6. (b) Procedural Requirements. All Holders of record of shares of Series A Preferred Stock shall be sent written notice of the Mandatory Conversion Time, if any, and the place designated for mandatory conversion of all such shares of Series A Preferred Stock pursuant to this Section 6. Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time. Upon receipt of such notice, each Holder of shares of Series A Preferred Stock being converted that holds such shares of Series A Preferred Stock in certificated form shall surrender his, her or its certificate or certificates for all such shares (or, if such Holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Company if the Company serves as its own transfer agent). If so required by the Company, any certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered Holder or his, her or its attorney duly authorized in writing. All rights with respect to the Series A Preferred Stock converted pursuant to this Section 6, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the Holder or Holders thereof to surrender any certificates at or prior to such time), except only the rights of the Holders thereof, upon surrender of any certificate or certificates of such Holders (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the next sentence of this Section 6(b). As soon as practicable after the Mandatory Conversion Time and, if applicable, the surrender of any certificate or certificates (or lost certificate affidavit and agreement) for Series A Preferred Stock, the Company shall issue and deliver to such Holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof or issue and deliver to such Holder, or to his, her or its nominees, a notice of issuance of uncertificated shares and may, upon written request, issue and deliver a certificate for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof. (c) Incorporation by Reference. The terms and conditions set forth in Section 5(b)(ii)-(iv) are hereby incorporated by this reference into this Section 6, mutatis mutandis. (d) No Call Right. Notwithstanding anything to the contrary in this Certificate of Designation, none of the Series A Preferred Stock shall be redeemable at the election of the Company. Section 7. MFN Terms. If, at any time while any shares of Series A Preferred Stock are outstanding, the Company shall consummate any financing (including any equity securities, debt securities, indebtedness for borrowed money, digital currency, or otherwise), other than the Subsequent Financing, that contain any economic rights, preferences or privileges or consent rights that are more favorable in any

7 respect to the holder(s) thereof as compared to the terms of the Series A Preferred Stock (such more favorable terms, the “MFN Terms”), then (a) the Company shall provide prior written notice thereof to the Holders, together with a description of such financing instrument and the MFN Terms, and (b) upon written request of the Majority Holders, which request must be delivered to the Company within five days of such notice from the Company, the Company shall seek to amend and restate this Certificate of Designation, the Certificate of Incorporation and/or the other organizational documents of the Company to provide for such designations, powers, preferences and privileges in respect of the Series A Preferred Stock that are no less favorable than the MFN Terms. Section 8. Negative Covenants. (a) For so long as any shares of Series A Preferred Stock are outstanding, without the prior affirmative vote or written consent of the Majority Holders (which may be given, withheld, conditioned or delayed in the sole and absolute discretion of the Majority Holders), the Company shall not (either directly or indirectly, including by merger, consolidation, operation of law or otherwise): (i) consummate any financing (including any Other Financing), except for the Subsequent Financing; (ii) amend, alter or repeal any provision of the Certificate of Incorporation or the Bylaws of the Company in a manner that adversely affects the rights, powers, preferences or privileges of the Series A Preferred Stock; (iii) create, authorize or issue any new Equity Interests of the Company, or cause or permit any of its subsidiaries to issue any new Equity Interests, in each case, other than the Warrant, the Warrant Shares, the issuance of Common Stock upon conversion of the Series A Preferred Stock, and any Equity Interests issued pursuant to the Subsequent Financing or pursuant to the Company’s employee benefit plans as in effect prior to the Initial Issue Date; (iv) increase or decrease the authorized number of shares of Common Stock (other than pursuant to the Requisite Stockholder Approval), Preferred Stock, or any series thereof; (v) purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Company other than (i) as expressly authorized herein and (ii) any repurchases of equity securities issued pursuant to the Company’s employee benefit plans as in effect prior to the Initial Issue Date or repurchases in connection with the termination of an employee of the Company, in each case in the ordinary course of business; (vi) create, or hold capital stock in, any subsidiary that is not wholly owned (either directly or through one or more other subsidiaries) by the Company (or substantially wholly owned other than de minimis holdings of a second holder required by non-U.S. law), or permit any subsidiary to create, or issue or obligate itself to issue, any shares of any class or series of capital stock, or sell, transfer or otherwise dispose of any capital stock of any direct or indirect subsidiary of the Company, or permit any direct or indirect subsidiary to sell, lease, transfer, exclusively license or otherwise dispose (in a single transaction or series of related transactions) of all or substantially all of the assets of such subsidiary, in each case

8 other than to the extent any such transaction constitutes a Deemed Liquidation (disregarding for these purposes the proviso contained in such definition) or a Change of Control; (vii) change the number of votes entitled to be cast, on any matter, by any director or directors on (A) the Board of Directors, (B) the Subsidiary Boards or (C) any committee or sub-committee of the Board of Directors or any Subsidiary Board as may be established from time to time; (viii) incur, or cause or permit any subsidiary of the Company to incur, indebtedness or liens in order to secure any such indebtedness, in each case, except for obligations outstanding as of the Initial Issue Date; (ix) change in any material respect the compensation or benefits of any executive officer of the Company, other than (A) changes pursuant to compensatory arrangements in effect prior to the Initial Issue Date or (B) changes approved by the Board, including the Series A Director (if then-serving); (x) enter into any transaction with any director, officer, employee or stockholder of the Company or any of its subsidiaries, or any of their respective Affiliates or relatives, other than (A) any exercise of rights under this Certificate of Designation or the Investors’ Rights Agreement, (B) the Warrant and the issuance of the Warrant Shares, (C) for payment of reasonable and customary compensation and benefits to employees in the normal course of business, (D) reimbursement to employees and directors for reasonable out-of-pocket expenses, and (E) as set forth in the Company’s reports, registration statements or other disclosures filed or furnished to the SEC after January 1, 2024, in each case, that were publicly available on the SEC’s Electronic Data Gathering, Analysis and Retrieval System prior to the date of this Certificate of Designation; (xi) sell, lease, transfer, exclusively license or otherwise dispose of any material assets of the Company or any of its subsidiaries, taken as a whole (in a single transaction or series of related transactions), other than (i) transactions (including, for the avoidance of doubt, any Deemed Liquidation Event), the proceeds of which are distributed in accordance with Section 2, (ii) the LanzaX proposed transaction and the LanzaTech Nutritional Protein transaction, in each case as publicly announced prior to the Initial Issue Date, (iii) transactions effected between the Company and one of its wholly-owned subsidiaries or between wholly-owned subsidiaries of the Company, (iv) non-exclusive licenses of intellectual property in the ordinary course of business, and (v) any such transactions approved by the Board of Directors, including the Series A Director (if then-serving); (xii) consummate any Investment outside the ordinary course of business; (xiii) change in any material respect the nature of the Company’s or its subsidiaries’ businesses as of the Initial Issue Date, unless approved by the Board of Directors, including the Series A Director (if then-serving); or (xiv) cause or permit any of the Company’s direct or indirect subsidiaries to take any of the foregoing actions, mutatis mutandis.

9 (b) Actions Taken without Approval. Any of the actions or omissions of the Company prohibited by this Section 8 (if taken without the prior written consent of the Majority Holders approving such action or omission) shall be ultra vires, null and void ab initio and of no force or effect. The Company shall not, and shall cause its subsidiaries not to (either directly or indirectly, including by merger, consolidation, operation of law or otherwise), by amendment, modification, repeal, restatement, supplementation, termination or waiver of, or consent to any departure by the Company or any of its subsidiaries from, any provision of this Certificate of Designation or any other Related Agreement, any disposition or any other reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, agreement or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Certificate of Designation or any other Related Agreement. Section 9. Amendments and Waivers. So long as any shares of Series A Preferred Stock remain outstanding, and unless a greater percentage is required by law, the Company shall not, without the affirmative vote or written consent of the Majority Holders, voting separately as one class, amend, alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock, or waive the compliance of any of the covenants included in this Certificate of Designation or the Investors’ Rights Agreement; provided, however, that the Company shall not cause or permit any of the following without the consent of each Holder that is disproportionately and adversely affected thereby: (a) reduce the Dividend Rate or alter the timing or method of accrual of any Dividend Accruals pursuant to Section 4; (b) reduce the Liquidation Value; or (c) reduce the Minimum Liquidation Value; provided that any modification or waiver to the definition of “Liquidation Event” shall require the affirmative vote or written consent of the Majority Holders. Section 10. Cancellation. No shares of Series A Preferred Stock acquired by the Company by reason of redemption, purchase or otherwise shall be reissued, and the Company shall take all necessary action to cause such shares of Series A Preferred Stock immediately to be retired and eliminated from the shares of Series A Preferred Stock which the Company shall be authorized to issue. Section 11. Rights and Remedies of Holders. Except as expressly set forth herein, all remedies available under this Certificate of Designation, at law, in equity or otherwise, will be deemed cumulative and not alternative or exclusive of other remedies. The exercise by any Holder of a particular remedy will not preclude the exercise of any other remedy. Section 12. Definitions. As used in this Certificate of Designation, the following terms shall have the meanings specified below: “Additional Consideration” shall have the meaning assigned to such term in Section 2(e). “Affiliate” means, as to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise; provided, that, the Company and its subsidiaries shall not be deemed an Affiliate of any Purchaser, and no Purchaser shall be deemed an Affiliate of the Company or any of its subsidiaries. “Available Proceeds” means the Deemed Liquidation Event Proceeds, together with any other assets of the Company available for distribution to its stockholders, all to the extent permitted by provisions of the DGCL governing distributions to stockholders.

10 “Bankruptcy Code” means title 11 of the United States Code, as now and hereafter in effect, or any successor statute. “Board of Directors” means, as to the Company, the board of directors or other governing body of the Company (including any committee thereof delegated authority to consider strategic alternatives, including any Liquidation Event, whose resolutions or approval is not subject to approval of such board or governing body), and the term “directors” means members of the Board of Directors. “Business Day” means each day that is not a Legal Holiday. “Certificate” shall have the meaning assigned to such term in the recitals hereof. “Certificate of Designation” shall have the meaning assigned to such term in the recitals hereof. “Certificate of Incorporation” shall have the meaning assigned to such term in the recitals hereof. “Change of Control” means any transaction or series of related transactions, other than (a) the issuance of the Series A Preferred Stock and the exercise of the Warrant and (b) the Subsequent Financing, pursuant to or as a result of which a single party (or group of parties) that does not hold a majority of the Company’s outstanding voting power as of the Initial Issue Date acquires Equity Interests representing a majority of the Company’s outstanding voting power. “Charter Cap” means, as of any time prior to the receipt of Requisite Stockholder Approval, 600,000,000 shares of Common Stock. “Common Stock” means any shares of common stock of the Company. “Company” shall have the meaning assigned to such term in the recitals hereof. “Conversion Amount” shall have the meaning assigned to such term in Section 6(a). “Conversion Time” shall have the meaning assigned to such term in Section 5(b)(i). “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Deemed Liquidation” means (a) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any of its subsidiaries of all or substantially all the assets of the Company and its subsidiaries taken as a whole, or (b) the sale, lease, transfer, exclusive license or other disposition (whether by merger, consolidation, statutory conversion, domestication, continuance or otherwise, and whether in a single transaction or a series of related transactions) of one or more Material Subsidiary to a Person that is not a direct or indirect wholly- owned subsidiary of the Company; provided, however, consummation of the LanzaX proposed transaction and/or the LanzaTech Nutritional Protein, in each case as publicly announced prior to the Initial Issue Date, shall not constitute a Deemed Liquidation.

11 “Deemed Liquidation Event” means the occurrence of a Change of Control or a Deemed Liquidation. “Deemed Liquidation Event Proceeds” means the consideration received by the Company or its stockholders pursuant to any applicable Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, any other expenses reasonably related to such Deemed Liquidation Event or any other expenses incident to the dissolution of the Company as provided herein, in each case as determined in good faith by the Board of Directors). “DGCL” shall have the meaning assigned to such term in the recitals hereof. “Dividend Accrual Date” means the last day of each fiscal quarter of the Company following the Initial Issue Date (or, if such date is not a Business Day, the immediately succeeding Business Day). “Dividend Accruals” shall have the meaning assigned to such term in Section 4(b). “Dividend Period” means the period commencing on and including a Dividend Accrual Date that ends on, but does not include, the next Dividend Accrual Date; provided that the initial Dividend Period shall commence on and include the Initial Issue Date and end on, but not include, the first Dividend Accrual Date. “Dividend Rate” shall have the meaning assigned to such term in Section 4(b). “Equity Interests” means capital stock of the Company and all warrants, options or other rights to acquire such capital stock. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “fair market value” means with respect to any investment, asset, property or liability, the value of the consideration obtainable in a sale of such investment, asset, property or liability at such date of determination assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, investment, property or liability as determined in good faith by the Board of Directors. “FASB” means the Financial Accounting Standards Board. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, as in effect from time to time. “Holder” means, as of the relevant date, any Person that is the holder of record of at least one share of Series A Preferred Stock, as of such date. “Initial Consideration” shall have the meaning assigned to such term in Section 2(e). “Initial Issue Date” means May 7, 2025.

12 “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person of or in the capital stock, indebtedness or other equity or debt interest of another Person, whether by means of (a) the purchase or other acquisition of capital stock of another Person, (b) a loan, advance or capital contribution to, guaranty or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. “Investors’ Rights Agreement” means the Investors’ Rights Agreement, dated as of the Initial Issue Date (as amended, restated, supplemented or otherwise modified from time to time), by and among the Company and the Holders party thereto. “Issuer” shall have the meaning assigned to such term in the recitals hereof. “Junior Stock” means all Equity Interests, other than the Series A Preferred Stock, outstanding at any time or from time to time. “Legal Holiday” means a Saturday, a Sunday or a day on which commercial banking institutions are not required or authorized to be open in the State of New York. “Liquidation Event” means: (a) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company or any Material Subsidiary, or of all or substantially all of the property or assets of the Company or any Material Subsidiary, under any Debtor Relief Law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for all or substantially all of the property or assets of the Company or any Material Subsidiary or (iii) the winding-up or liquidation of the Company or any Material Subsidiary, and in the case of any proceeding described in this clause (a), such proceeding or petition shall continue in effect and undismissed or unstayed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; (b) the Company or any Material Subsidiary (i) voluntarily commencing any proceeding or filing any petition seeking relief under any Debtor Relief Law, (ii) consenting to the institution of, or failing to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (a) above, (iii) applying for or consenting to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for all or substantially all of the property or assets of the Company or any Material Subsidiary, or (iv) making a general assignment for the benefit of creditors, and in the case of any proceeding described in this clause (b), such proceeding or petition shall continue in effect and undismissed or unstayed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or (c) any other voluntary or involuntary reorganization, restructuring, recapitalization, liquidation, dissolution or winding up of the Company or a Material Subsidiary, regardless of whether such transaction(s) is effectuated in an insolvency proceeding, including a case under chapter 11 of the Bankruptcy Code. “Liquidation Value” means, as of any date of determination and with respect to each share of Series A Preferred Stock, the sum of (a) $2.00, plus (b) any accumulated Dividend Accruals on such share added to the Liquidation Value as provided in Section 4(b), plus (c) any accumulated Dividend Accruals on such share from the last Dividend Accrual Date up to, and including, such date (to the extent not part of the Liquidation Value of such share as of such date). “Majority Holders” means, as of any date of determination, the Holder(s) holding a majority of the then outstanding shares of Series A Preferred Stock.

13 “Mandatory Conversion Time” shall have the meaning assigned to such term in Section 6(a). “Material Subsidiary” means any direct or indirect subsidiary of the Company that holds assets that have an aggregate fair market value of more than $1,000,000. “MFN Terms” shall have the meaning assigned to such term in Section 7. “Minimum Liquidation Value” means, with respect to each share of Series A Preferred Stock outstanding as of any applicable date of determination, an amount per share of Series A Preferred Stock equal to 1.5x the Liquidation Value as of such date of determination. “Nasdaq Stockholder Approval” means the receipt by the Company of the requisite approval from its stockholders in accordance with Nasdaq Stock Market Rule 5635: (a) to issue more than 19.9% of its outstanding shares of Common Stock, as outstanding before such issuance, and at an issue price below the “minimum price” in connection with settlement of conversions of the Series A Preferred Stock, the exercise of the Warrant and the issuance of the Warrant Shares and the issuance of shares of Common Stock pursuant to the Subsequent Financing; and (b) to effect any “change of control” under Nasdaq Stock Market Rule 5635 in connection with settlement of conversions of the Series A Preferred Stock, the exercise of the Warrant and the issuance of the Warrant Shares, and the issuance of shares of Common Stock pursuant to the Subsequent Financing. “Original Certificate of Designation” shall have the meaning assigned to such term in the recitals hereof. “Original Issue Price” shall have the meaning assigned to such term in Section 1. “Other Financing” means a financing, other than a Subsequent Financing; provided, however, for the avoidance of doubt, the Company shall not consummate any Other Financing unless the Other Financing CPs have been satisfied. “Other Financing CPs” means, collectively, that the Company has obtained both (a) the prior affirmative vote or written consent of the Majority Holders (which may be given, withheld, conditioned or delayed in the sole and absolute discretion of the Majority Holders), as required by Section 8(a)(i), and (b) any requisite approval of its stockholders of an amendment to the Certificate of Incorporation to (i) increase the authorized number of shares of Common Stock sufficient to (A) consummate such Other Financing and (B) issue the Warrant Shares, and (ii) set the par value of the Common Stock to an amount equal to $0.0000001 per share . “Payment Amount” shall have the meaning assigned to such term in Section 2(b). “Person” means any individual, corporation, limited liability company, partnership (including limited partnership), joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity. “Preferred Stock” means any Equity Interest with preferential rights of payment of dividends or upon liquidation, dissolution or winding up, including, in the case of the Company, the Series A Preferred Stock. “Promissory Note” or “Promissory Notes” shall have the meaning assigned to such terms in the Purchase Agreement.

14 “Purchase Agreement” means the Series A Convertible Senior Preferred Stock Purchase Agreement, dated as of the Initial Issue Date (as amended, restated, supplemented or otherwise modified from time to time), by and among the Purchasers and the Company. “Purchaser” and “Purchasers” shall have the meanings assigned to such terms in the Purchase Agreement. “Related Agreements” means this Certificate of Designation, the Warrant, the Investors’ Rights Agreement, and the Purchase Agreement. “Requisite Stockholder Approval” means, collectively, (a) the Nasdaq Stockholder Approval and (b) approval by the requisite Company stockholders of one or more amendments to the Certificate of Incorporation (as in effect as of the Initial Issue Date after filing the Certificate of Designation) to (i) authorize that number of shares of Common Stock that is sufficient to consummate (A) the transactions contemplated by the Purchase Agreement, (B) the exercise of the Warrant, and (C) the consummation of the Subsequent Financing, (ii) set the par value of the Common Stock to $0.0000001 per share and (iii) effect a reverse stock split of the Common Stock (taking into account the authorizations in (b)(i)) at a ratio of 100:1 (the “Reverse Stock Split”) and a corresponding decrease in the number of authorized shares of Common Stock. “SEC” means the U.S. Securities and Exchange Commission. “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder. “Series A Preferred Stock” shall have the meaning assigned to such term in Section 1(a). “Share Conversion Cap” means, as of any time prior to the receipt of Nasdaq Stockholder Approval, 39,360,036 shares of Common Stock (as such amount may be proportionately adjusted for any recapitalization, reorganization, reclassification, consolidation, subdivision, split-up, exchange of capital stock or similar event). After the receipt of the Nasdaq Stockholder Approval, the Share Conversion Cap shall no longer be applicable. “Specified Consent” shall have the meaning assigned to such term in the Purchase Agreement. “Stockholder Approval Deadline” means 75 days (or 90 days if the staff of the SEC conducts a review of the applicable preliminary proxy statement) following the Initial Issue Date. “Stockholder Meeting” means a meeting of stockholders of the Company called for the purpose of obtaining the Requisite Stockholder Approvals. “Subsequent Financing” means a bona fide financing or series of related financings consummated, if at all, no later than October 15, 2025, pursuant to which the Company sells Common Stock to one or more “accredited investors” (as defined under Rule 501(a) of Regulation D promulgated under the Securities Act) reasonably satisfactory to the Majority Holders, at a price per share of $5.00 (after giving effect to the Reverse Stock Split but subject to appropriate adjustment in the event of any subsequent stock dividend, stock split, combination or other similar transaction), payable in cash, with an aggregate original issue price of not less than $35,000,000 and not more than $60,000,000.

15 “Subsidiary Board” means, as to any subsidiary of Company, the board of directors, board of managers or other governing body of the subsidiary of the Company (including any committee thereof delegated authority to consider strategic alternatives, including any Liquidation Event, whose resolutions or approval is not subject to approval of such board or governing body), or if such subsidiary of the Company is owned or managed by a single entity, the board of directors, board of managers or other governing body (including any committee thereof delegated authority to consider strategic alternatives, including any Liquidation Event, whose resolutions or approval is not subject to approval of such board or governing body) of such entity. “Transaction Document” shall have the meaning assigned to such term in Section 2(c). “U.S.” means the United States of America. “Uncured Company Breach” means a material breach by the Company of any of the terms or conditions of this Certificate of Designation or the Investors’ Rights Agreement (which such breach, if capable of being cured, is not cured within 10 Business Days following the first occurrence thereof). “Warrant” or “Warrants” shall have the meaning assigned to such terms in the Purchase Agreement. Section 13. Interpretation. (a) Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. (b) The headings are for convenience only and shall not be given effect in interpreting this Certificate of Designation. References herein to any Section or Article shall be to a Section or Article hereof unless otherwise specifically provided. (c) References herein to any law shall mean such law, including all rules and regulations promulgated under or implementing such law, as amended from time to time and any successor law unless otherwise specifically provided. Except as otherwise stated in this Certificate of Designation, references in this Certificate of Designation to any contract(s) or written agreement(s) shall mean such contract or written agreement as in effect on the Initial Issue Date, regardless of any subsequent replacement, refunding, refinancing, extension, renewal, restatement, amendment, supplement or modification thereof or thereto and regardless of whether the Company is, remains, was, or has ever been, a party thereto. (d) The use of the term “pari passu” with respect to the Preferred Stock, shall mean pari passu by reference to the Liquidation Value of such Preferred Stock at the relevant time. (e) The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Certificate of Designation, refer to this Certificate of Designation as a whole and not to any particular provision of this Certificate of Designation. (f) The use of the masculine, feminine or neuter gender or the singular or plural form of words shall not limit any provisions of this Certificate of Designation. (g) The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non- limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used

16 with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. (h) The word “will” shall be construed to have the same meaning as the word “shall”. With respect to the determination of any period of time, “from” shall mean “from and including”. The word “or” shall not be exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. (i) The terms “lease” and “license” shall include “sub-lease” and “sub-license”, as applicable. (j) All references to “$”, currency, monetary values and dollars set forth herein shall mean U.S. dollars. (k) When the terms of this Certificate of Designation refer to a specific agreement or other document or a decision by any Person that determines the meaning or operation of a provision hereof, the secretary of the Company shall maintain a copy of such agreement, document or decision at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor. (l) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Holders that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Initial Issue Date in GAAP or in the application thereof on the operation of such provision, regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. (m) Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under FASB Accounting Standards Codification 805, 810 or 825 (or any other part of FASB Accounting Standards Codification having a similar result or effect), to value any indebtedness at “fair value”. [Remainder of page intentionally left blank]

Annex B-1 IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed by a duly authorized officer this twenty-first day of January, 2026. LANZATECH GLOBAL, INC. By: ________________________ Name: Jennifer Holmgren Title: Chief Executive Officer

Annex C-1 [ANNEX C2 1. as a Board Observer, I will be subject to the duty to act in good faith and in accordance with the Company’s certificate of incorporation, by-laws and policies applicable to directors, including without limitation, the Company’s insider trading policy, in the same manner as if I were a director of the Company; and accordingly, I will treat confidentially information that I receive concerning the Company and its affiliates in my capacity as a Board Observer in the same manner that I would be required to treat such information if I were a director of the Company, and have the same obligation to comply with the terms of the Company’s policies applicable to directors of the Company; 2. as a Board Observer, I am not a director of the Company, and I do not have the ability to vote on any matters submitted to the Board (or its committees) and do not share with the members of the Board the power, authority and responsibility to direct the operations of the Company; 3. as a Board Observer, I am entitled to attend meetings and receive information and participate in such meetings as specifically set forth in the Subscription Agreement, including the limitations set forth therein; 4. as a Board Observer, I acknowledge the Company shall not be required to cleanse or otherwise make public any information disclosed to any meeting or materials provided to the Board (or any committee thereof, as applicable); and 5. I will not receive the compensation paid to directors of the Company.] 2 Applicable for the largest investor.